Exhibit 10.13

DS_1 SP (Pin 1/2017)

KERAJAAN MALAYSIA

**IBU PEJABAT**
**LEMBAGA HASIL DALAM NEGERI MALAYSIA**
MENARA HASIL
PERSIARAN RIMBA PERMAI
CYBER 8, 63000 CYBERJAYA
SELANGOR DARUL EHSAN

LHDN MALAYSIA

# SIJIL SETEM

ASAL

*STAMP CERTIFICATE*

(Sila lekatkan sijil setem ini ke atas surat cara sebagai bukti penyeteman)
*Please attach this stamp certificate to the instrument as evidence of stamping*

**Cara Bayaran** *Payment Method* BANK DRAF

**No. Adjudikasi** *Adjudication No.* L01B6FB9C4XB028

**Jenis Surat Cara** *Type Of Instrument* PERJANJIAN SEWA SURAT CARA UTAMA

**Tarikh Surat Cara** *Date Of Instrument* 26/09/2019

**Balasan** *Consideration* RM 0.00

**Maklumat Pihak Pertama / Penjual / Pemberi** *First Party / Vendor / Transferor / Assignor*
BANDAR UTAMA NEIGHBOURHOOD CENTRE SDN BHD, NO SYARIKAT 77188-P

**Maklumat Pihak Kedua / Pembeli / Penerima** *Second Party / Purchaser / Transferee / Assignee*
WELLCODE INDUSTRIES SDN BHD, NO SYARIKAT 816698-V

**Butiran Harta / Suratcara** *Property / Instrument Description*
LOT S18B, SECOND FLOOR, CENTREPOINT, NO.3, LEBUH BANDAR UTAMA, BANDAR UTAMA, SELANGOR

Dengan ini disahkan surat cara ini disetem dan diindors seperti maklumat di bawah:
*This is to certify this instrument is stamped and indorsed as below:*

| | |
|---|---|
| **No. Sijil Setem** *Stamp Certificate No.* | B0280A198526362 |
| **Tarikh Penyeteman** *Date of Stamping* | 16/10/2019 |
| **Duti Setem Dikenakan** *Amount of Stamp Duty* | RM 106.00 |
| **Penalti** *Penalty* | RM 0.00 |
| **Pelarasan** *Adjustment* | RM 0.00 |
| **Jumlah Dibayar** *Total Amount Paid* | RM 106.00 |
| **Indorsemen** *Indorsement (Akta Setem 1949)* | Seksyen 37; |

Pemungut Duti Setem

**No. Kelulusan Perbendaharaan** *Treasury Approval No.* : KK/BSKK/10/600-2/1/2(60)

**Tarikh Cetak** *Printed Date* : 16/10/2019 12:42:08

Pengesahan ketulenan Sijil Setem ini boleh dipastikan di stamps.hasil.gov.my atau melalui aplikasi telefon pintar
*The authenticity of this Stamp Certificate can be verified at stamps.hasil.gov.my or by mobile app*
Ini adalah cetakan komputer dan tidak perlu ditandatangani
*This is a computer generated printout and no signature is required*

--- *tamat/end* ---

2 6 SEP 2019

**DATED THIS** **DAY OF** 2[illegible] AUG 2019 **, 2019**

BANDAR UTAMA NEIGHBOURHOOD CENTRE SDN BHD 77188-P

**BETWEEN**

**BANDAR UTAMA NEIGHBOURHOOD CENTRE SDN BHD**
**(Co. No. 77188-P)**

**AND**

**WELLCODE INDUSTRIES SDN BHD**
**(Co. No.: 816698-V)**

**LOT S18B, SECOND FLOOR**

**############################################**

# CENTREPOINT BANDAR UTAMA TENANCY AGREEMENT

**############################################**

# TENANCY AGREEMENT

# CENTREPOINT

**THIS AGREEMENT** is made the day and year stated in **Item 1** of the First Schedule hereto

**BETWEEN**

**BANDAR UTAMA NEIGHBOURHOOD CENTRE SDN BHD** (Co. No. 77188-P) a company duly incorporated in Malaysia and having its registered office at No 1, Dataran Bandar Utama, Bandar Utama, PJU 6, 47800 Petaling Jaya, Selangor (hereinafter referred to as **"the Landlord"**) of the one part;

**AND**

**The Party named in Item 2** of the First Schedule hereto (hereinafter referred to as "the Tenant") of the other part.

The Landlord and the Tenant shall hereinafter be collectively referred to as "**the Parties**" and individually be referred to as "**the Party**".

**WHEREAS**:-

**OWNERSHIP OF COMPLEX**

A. The Landlord is the registered proprietor all that land held under Geran No. 117712 Lot 40187 Seksyen 39, Bandar Petaling Jaya, Daerah Petaling, Negeri Selangor measuring 18477 square meters (hereinafter referred to as '**the Said Land**") free from all encumbrances.

B. The Landlord has constructed a multi-storey shopping and entertainment complex (hereinafter referred to as "**the Complex**") on the Said Land in accordance with building plans approved by the Appropriate Authority and the Complex shall be known as "**Centrepoint Bandar Utama**" or such other names as the Landlord shall in its absolute discretion determine and shall contain individual parcels of commercial premises to be used solely for the respective purposes only.

C. The Tenant is desirous of operating a business as stated in **Item 12** of the First

**IN THE WITNESS WHEREOF** the parties hereto have hereunto set their hands the day and year first above written.

| | | |
|---|---|---|
| SIGNED by for and on behalf of<br>**BANDAR UTAMA NEIGHBOURHOOD CENTRE SDN BHD**<br>**(Co.No.77188-P)** | )<br>)<br>)<br>)<br>) | ..............................................<br>**Tan Sri Dato' Ir. Teo Chiang Kok**<br>**Director** |
| in the presence of: | ) | |

..............................................
**Anna Wong**
**General Manager**
**Property Leasing Department**

| | | |
|---|---|---|
| SIGNED by for and on behalf of<br>**WELLCODE INDUSTRIES SDN BHD**<br>**(Company No: 816698-V)**<br>Name: YEE SIEW CHEN<br>NRIC: 710518015730<br>Designation: DIRECTOR<br>Company Stamp | )<br>)<br>)<br>)<br>) | WELLCODE INDUSTRIES SDN BHD 816698-V<br>.............................................. |
| in the presence of:<br><br>NAME: LIM YU JIN<br>NRIC: 951208145959 | )<br><br>)<br>) | .............................................. |

New - Y1+Y2 - RM 2.70/sq.ft
Y3 - RM 2.90/sq.ft.

YR3 - 01.01.2018 - 31/08/2019 - RM 2.70
Y1+Y2 - RM 2.50/sq.ft

# FIRST SCHEDULE

(To be read and construed as part of this Agreement)

**ITEM**

| | | | | |
|---|---|---|---|---|
| 1. | Date of Agreement | : | 2 6 SEP 2019 | |
| 2. | TENANT's Particulars | : | Full Name | : Wellcode Industries Sdn Bhd |
| | | | Co. No. | : 816698-V |
| | | | Registered Address | : No.39-1, Jalan 9/62A, Bandar Menjalara, Kepong, 52200 Kuala Lumpur. |
| | | | Correspondence Address | : S18B, Second Floor, Centrepoint, No.3, Lebuh Bandar Utama, Bandar Utama, 47800 Petaling Jaya, Selangor. |
| 3. | Demised Premises | : | Description | : Lot S18B, Second Floor, Centrepoint as demarcated in RED in the Annexure hereof |
| | | | Size of Demised Premises | : 466 sq. ft. |
| 4. | Letter of Offer | : | Date | : Not Applicable |
| 5. | Operation Hours | : | Complex | : 10:00 am to 10:00 pm |
| | | | Demised Premises | : 09.00 am to 5:00 pm |

## FIRST SCHEDULE
**Page 2**

| | | | |
|---|---|---|---|
| 6. | Monthly Rental (excluding the consumption of chilled water for air-conditioning and other utilities) | : | <u>Base Rent (**Year 1 & 2**)</u><br>**Ringgit Malaysia One Thousand Two Hundred Fifty Eight and Cents Twenty Only (RM1,258.20) at RM 2.70** per sq. ft. per month of 466 sq. ft.<br><br>**<u>Year 3</u>**<br>**Ringgit Malaysia One Thousand Three Hundred Fifty One and Cents Forty Only (RM1,351.40) at RM 2.90** per sq. ft. per month of 466 sq. ft. |
| | Monthly Rental | : | **Year 1 & 2** – RM 1,258.20<br>**Year 3** – RM 1,351.40 |
| 7. | Principal Term | : | Three (3) years |
| 8. | Tenancy Commencement Date<br>Expiry of Tenancy | :<br>: | 01 September 2019<br>31 August 2022 |
| 9. | Booking Fee | : | Not Applicable |
| 10. | Security Deposit | : | **RM 4,054.20**<br>The sum amounting to Ringgit Malaysia Four Thousand Fifty Four and Cents Twenty Only (RM4,054.20) equivalent to three (3) month's Monthly Rental. |
| 11. | Delivery of Vacant Possession | : | Not Applicable |
| 12. | Type of Business | : | Strictly to be utilised as an office only. |